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                                                                    Exhibit 31.2

       CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302 OF
                         THE SARBANES-OXLEY ACT OF 2002

I, Francis J. O'Brien, Chief Financial Officer, certify that:

         1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2003 of ICU Medical, Inc.; and

         2. Based on my knowledge, this Amendment No. 1 to the Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report.

Date:  November 8, 2004
                                                   /S/ Francis J. O'Brien
                                                   -----------------------------
                                                       Chief Financial Officer